UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2009

SILICON IMAGE, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-26887		77-0396307
(Commission File Number)		(IRS Employer Identification No.)

1060 East Arques Ave., Sunnyvale, CA	94085
(Address of Principal Executive Offices)	(Zip Code)

(408) 616-4000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

(a)

The disclosures set forth in under Item 5.02 below are hereby incorporated by reference into this Item 1.01(a).

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(c), (d) and (e)

On January 5, 2010, the Board of Directors (the “Board”) of Silicon Image, Inc. (the “Registrant”) appointed Camillo Martino, 47, as the Registrant’s new Chief Executive Officer (“CEO”), effective January 6, 2010, and elected Mr. Martino to the Board, effective January 13, 2010.

The Registrant has entered into an employment offer letter (the “Offer Letter”) with Mr. Martino for the position of Chief Executive Officer. The Offer Letter sets forth the terms of Mr. Martino’s employment with the Registrant, including an annual base salary of $425,000 and participation in the Registrant’s health, insurance and employee benefit plans. Under the terms of the Offer Letter, Mr. Martino is eligible to receive a cash bonus for the 2010 fiscal year of up to a maximum of 100% of his annual base salary.  Eligibility to receive such bonus shall be determined based upon a combination of (a) the Registrant’s achievement of financial and performance objectives and (b) Mr. Martino’s individual performance as determined based upon milestones to be determined by the Compensation Committee of the Board.  For the 2010 fiscal year, Mr. Martino’s bonus is guaranteed to be at least $212,500, payable as to $106,250 on June 30, 2010 and as to $106,250 on December 31, 2010.  The Offer Letter also provides that in the event Mr. Martino’s employment is terminated without cause, he will be entitled to receive his base salary, and reimbursement of COBRA premiums, for a period of 12 months. In addition, Mr. Martino will receive an option to purchase 1,000,000 shares of the Registrant’s common stock.  The option will have an exercise price equal to the closing price of the common stock on January 15, 2010 and will vest as follows subject to Mr. Martino’s continued employment with the Registrant: (a) 10% of the shares subject to the option shall vest on January 1, 2011; (b) an additional 20% of the shares subject to the option shall vest on January 1, 2012; (c) an additional 30% of the shares subject to the option shall vest on January 1, 2013; and an additional (d) 40% of the shares subject to the option shall vest on January 1, 2014.  The stock option is an inducement option granted outside of Silicon Image’s 2008 Equity Incentive Plan and without shareholder approval pursuant to NASDAQ Marketplace Rule 4350(i)(1)(A).

    Mr. Martino has served as a board member of  SAI Technology Inc. ("SAI"), a privately held company, since June 2006 and, prior to his appointment as CEO of the Registrant, served as Chief Operating Officer of SAI from January 2007 to January 2010.  From July 2005 to June 2007, Mr. Martino served as the President and CEO of Cornice Inc., a privately held company.  From August 2001 to July 2005, Mr. Martino served as the Executive Vice President and Chief Operating Officer at Zoran Corporation, a publicly held company.  Prior to August 2001, Mr. Martino was employed for nearly 14 years by National Semiconductor Corporation. Mr. Martino holds a Bachelor of Applied Science in Electrical Engineering from the University of Melbourne, Parkville/Melbourne, Australia and a Graduate Diploma in Digital Communications from Monash University, Clayton, Australia.

    The foregoing is a summary of the Offer Letter and does not purport to be complete. The foregoing is qualified in its entirety by reference to the Offer Letter, a copy of which is filed as Exhibit 10.01 to this Current Report on Form 8-K and is incorporated herein by reference.

    A copy of the press release announcing the appointment described above is attached as Exhibit 99.01 to this Current Report on Form 8-K and is incorporated in this report by reference.

(b), (d) and (e)

On January 5, 2010, the Registrant announced that Harold Covert, who was appointed President and Chief Operating Officer on September 25, 2009 while the Registrant undertook a search for a new Chief Executive Officer, shall continue in his capacity as President of the Registrant (but shall no longer serve as Chief Financial Officer or Chief Operating Officer) during a transitional period from January 6, 2010 through September 30, 2010 (the “Transitional Period”).  On January 5, 2010 the Board of the Registrant also elected Mr. Covert to the Board, effective January 15, 2010 and through September 30, 2010.

In connection with the foregoing, the Registrant and Mr. Covert entered into a Transitional Employment and Separation Agreement, dated as of January 6, 2010 (the “Transition Agreement”).  Under the terms of the Transition Agreement, in connection with his services during the Transitional Period and as an inducement to enter into the Transition Agreement, Mr. Covert received a cash payment of $100,000 on January 6, 2010.  During the Transitional Period, Mr. Covert will continue to receive his current base salary, his options will continue to vest in accordance with their terms, and Mr. Covert will continue to be eligible to participate in the Registrant’s employee benefit plans.  Upon the conclusion of the Transitional Period, and unless Mr. Covert’s employment has been terminated for cause, Mr. Covert shall receive a $200,000 separation payment.

The Transition Agreement contains certain other provisions, including agreements by Mr. Covert not to solicit any of the Registrant’s employees for a period of eighteen months and not to interfere in any customer or client relationship.

The foregoing is a summary of the Transition Agreement and does not purport to be complete. The foregoing is qualified in its entirety by reference to the Transition Agreement, a copy of which is filed as Exhibit 10.02 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

10.01	Employment offer letter with Camillo Martino dated December 23, 2009.
10.02	Transitional Employment and Separation Agreement between Harold Covert and the Registrant dated January 6, 2010.
99.01	Press release dated January 5, 2010 announcing Camillo Martino’s appointment as Chief Executive Officer of the Registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2010

SILICON IMAGE, INC.

By:	/s/ Edward Lopez
Edward Lopez
Chief Legal Officer

Exhibit List

Exhibit No.	Exhibit Title
10.01	Employment offer letter with Camillo Martino dated December 23, 2009.
10.02	Transitional Employment and Separation Agreement between Harold Covert and the Registrant dated January 6, 2010.
99.01	Press release dated January 5, 2010 announcing Camillo Martino’s appointment as Chief Executive Officer of the Registrant.